UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K – AMENDMENT No. 1
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 30, 2003

Date Of Report (Date of earliest event reported)

Rx Medical Services Corp.

(Exact name of registrant as specified in its charter)

1-10963

(Commission File Number)

Nevada	87-0436782

(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

888 East Las Olas Blvd., Suite 210, Fort Lauderdale, Florida 33301

(Address of principal executive offices and zip code)

(954) 462-1711

(Registrant’s telephone number including area code)

SIGNATURES
LETTER FROM GRANT THORNTON LLP

Item 1.	Changes In Control Of Registrant
None

Item 2.	Acquisition Or Disposition Of Assets
None

Item 3.	Bankruptcy Or Receivership
None

Item 4.	Changes In Registrant’s Certifying Accountant
(a) On January 3, 2003, Rx Medical Services Corp. (the “Company”), was notified by Grant Thornton LLP that it had resigned as the Company’s auditors.

(b) On June 16, 2002, Grant Thornton LLP reported on the Company’s financial statements for the two fiscal years ended December 31, 2001 and 2000. These financial statements included an independent auditor’s report containing an explanatory paragraph describing the uncertainty as to the Company’s ability to continue as a going concern. The independent auditor’s report for the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles except for the explanatory paragraph describing the uncertainty as to the Company’s ability to continue as a going concern.

(c) In connection with the audits of the Company’s financial statements for each of the two fiscal years ended December 31, 2001 and 2000, and any subsequent interim period through January 3, 2003, there have been no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Grant Thornton LLP would have caused them to reference thereto in their report on the consolidated financial statements for any of the years for which an audit was undertaken. Subsequent to the second quarter of 2002, Grant Thornton LLP was not engaged by the Company to perform a review on the Company’s quarterly financial statements in accordance with Statement on Auditing Standards # 71.

(d) During the 2001 and 2000 fiscal years and any subsequent interim period through January 3, 2003, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)). Subsequent to the second quarter of 2002, Grant Thornton LLP was not engaged by the Company to perform a review on the Company’s quarterly financial statements in accordance with Statement on Auditing Standards # 71.

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(e) Company has requested that Grant Thornton LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter dated February 7, 2003, is filed as Exhibit 16.1 to this Form 8-K.

Item 5.	Other Events
None

Item 6.	Resignations Of Registrant’s Directors
Two of the Company’s Directors, Michael J. Pickering, M.D. and Phillip E. Pearce, resigned their positions as Directors. Neither of these two individuals resigned their positions because of a disagreement with the Company on a specific matter relating to the Company’s operations, policies or practices.

Item 7.	Financial Statements And Exhibits
Exhibit 16.1 – Letter from Grant Thornton LLP dated February 7, 2003.

Item 8.	Change In Fiscal Year
None

Item 9.	Regulation FD Disclosure
None

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Rx MEDICAL SERVICES CORP.

By:	/s/ Michael L. Goldberg

Michael L. Goldberg Director, Chairman, and Chief Executive Officer

Date: February 7, 2003

By:	/s/ Dennis Dolnick

Dennis Dolnick Chief Financial Officer

Date: February 7, 2003

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